                           PROJECT DEVELOPMENT AGREEMENT

Project Development Agreement made this 15th day of April, 1998 by and between, l'Agence Autonome d'Assistance Integree aux Enterprises (hereinafter referred to as "Agence,") an official agency of the Government of Guinea and Integrated Food Resources, Inc., a Nevada Corporation (hereinafter referred to as IFR).

- Whereas Agence desires to promote projects dedicated to establishing the economic self sufficiency of the Republic of Guinea;

- Whereas, the Republic of Guinea is dedicated to environmentally responsible economic expansion and stability;

- Whereas, the Republic of Guinea desires the improvement of the economic standards of its country and its people;

- Whereas, Integrated Food Resources, Inc., a Nevada Corporation (hereinafter referred to as IFR), has as its primary interest, the desire to assist the Republic of Guinea and its people in accomplishing these objectives;

- Whereas, IFR and Agence have and will continue to operate under the guidance of the national economic policies of the Republic of Guinea and established protocols, agreements and documents established between the parties covering fish resources, fish processing and canning;

- Whereas, IFR will assist in raising capital to support projects to be enumerated herein;

- Whereas, discussions and activities have progressed to the stage that both parties are ready to solidify their mutual intent; it is hereby agreed as follows:

1.   AGENCE AGREES TO:

1.1 Establish a sea front development zone that is approximately 15km by 3km in area. This land shall be used for fish and shellfish farming as well as for the establishment of a cannery. It shall be "titled" subject to an environmental impact study. Once the precise information is received, the sea front property shall be identified, quantified, surveyed and titled. For purposes of this agreement, it is estimated that the value of this land is approximately $12,000,000 (USD). At the proper time, a final evaluation of the land will be done by a recognized accounting firm such as Arthur Anderson or Price Waterhouse. This property will be deeded to IFR or its assign(s).


                                         Tuna Fishing/Canning Agreement - Page 1

Integrated Food Resources, Inc./ Rep. of Guinea
& Agence Autonome d'Assistance Integree aux Entreprises

                                                            EXHIBIT 10.3

1.2 Grant fishing licenses for tuna and mackerel. Irrevocable and unrestricted fishing permits will be issued in the favor of IFR or Seabourne Ventures, Inc. and/or F.E.S. Inc. to support tuna fishing/processing vessels. These licenses will be issued as needed to support fishing/canning programs. The vessels will operate in Guinean territorial and international waters.

2.   IFR AGREES THAT IT WILL:

2.1 With its partners arrange financing, develop, and build a "state of the art" fish processing facility and cold storage plant in Conakry, Guinea. Appropriate land with access to a sea port facility will be donated by the government with title transferred free and clear to IFR for a nominal payment of $1. The plant will be owned and operated by IFR and/or its subsidiaries or affiliates.

     It is estimated that the following capital investments will need to be made to conclude these projects:

     Recommended Projects             Est. Capital          Work. Cap.
     --------------------             ------------          ----------
     Two tuna seiners                  $25,000,000         $ 6,000,000
     Two factory trawlers              $40,000,000         $ 9,000,000
     Tuna cannery                      $18,000,000         $20,000,000
                                       -----------         -----------
                                       $83,000,000         $35,000,000


2.2 Based on these estimates, IFR will enter into agreements with its partners and lenders to capitalize these projects. Agence may be called upon to issue certain unconditional guarantees in support of this project funding. Agence is willing to undertake to issue such guarantees at the appropriate time if needed. It is understood that the final amounts raised may be a function of the assets that are placed into IFR. It is also understood that the reception of the value of these assets by the investment community is not yet known.

     The tentative action plan for these projects is as follows:

     Finalize agreement with IFR/Agence                     March 30, 1998
     Finalize finance documents                             April 15, 1998
     Commence finance models                                April 30, 1998
     Commence executive summary for tuna operations:        April 30, 1998
       Cannery, seiners, trawlers
     Finish financial models                                May 15, 1998
     Finish executive summaries for tuna operation          May 15, 1998
     Conclusion of property exchange                        May 30, 1998

     It is understood that information requested by IFR to prepare such summaries may be extensive. Accordingly, Agence agrees to make every effort to expedite any requests for information that will be used in these projects. It is also understood that the ability to finance the enumerated projects is a function of the value of assets.

3. This agreement shall be interpreted under the laws of the Republic of Guinea. Any claims or controversy arising out of or related to this Agreement, or breach thereof shall be settled wherever possible by arbitration.

4. This Agreement constitutes the entire agreement between the parties pertaining to the subjects contained herein, and supersedes all prior and contemporaneous agreements, representations, warranties and understanding of the parties. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all parties hereto. No waiver of any of the provisions of this agreement shall be deemed, or shall constitute any waiver of any other provision, whether similar or not similar, nor shall any waiver constitute a continuing waiver.

5. The parties have signed this Agreement as of the date and year first above written


     /s/ Alain de la Motte               /s/ El Hadj Abdourahmane Bah
     ----------------------------------  --------------------------------------
     Alain de la Motte                   El Hadj Abdourahmane Bah
     Chairman of the Board, CEO          President Directeur General
     Integrated Food Resources, Inc.     Agence Autonome d'Assistance Integree
                                         aux Enterprises, Republic of Guinea


 --------------------------------------
|           OFFICIAL SEAL              |
|           ORRIE H. OLSON             |
|       NOTARY PUBLIC - OREGON         |
|       COMMISSION NO. 047443          |
| MY COMMISSION EXPIRES SEPT. 26, 1999 |
 --------------------------------------

        /s/ Orrie H. Olson
                            4-15-98

                           PROJECT DEVELOPMENT AGREEMENT

Project Development Agreement made this 15th day of April, 1998 by and between, l'Agence Autonome d'Assistance Integree aux Enterprises (hereinafter referred to as "Agence,") an official agency of the Government of Guinea and Integrated Food Resources, Inc., a Nevada Corporation (hereinafter referred to as IFR).

- Whereas Agence desires to promote projects dedicated to establishing the economic self sufficiency of the Republic of Guinea;

- Whereas, the Republic of Guinea is dedicated to environmentally responsible economic expansion and stability;

- Whereas, the Republic of Guinea desires the improvement of the economic standards of its country and its people;

- Whereas, Integrated Food Resources, Inc., a Nevada Corporation (hereinafter referred to as IFR), has as its primary interest, the desire to assist the Republic of Guinea and its people in accomplishing these objectives;

- Whereas, IFR and Agence have and will continue to operate under the guidance of the national economic policies of the Republic of Guinea and established protocols, agreements and documents established between the parties covering fish resources, fish processing and canning,

- Whereas, IFR will assist in raising capital to support projects to be enumerated herein;

- Whereas, discussions and activities have progressed to the stage that both parties are ready to solidify their mutual intent; it is hereby agreed as follows:

1.   AGENCE AGREES TO:

1.1. Deed to IFR 14,000 hectares of land designated for establishing 10 mini prawn farms, a catfish farm and an eel farm ("Property"). This Property shall tentatively be located near the village of Koba. Value of the land is estimated at about $70,000,000 USD based on a valuation of $5,000 per hectare (2.5 acres). At the proper time, a final appraisal of the Property will be done by a recognized accounting firm such as Arthur Anderson or Price Waterhouse. This property will be deeded to IFR or its assign(s) by the government with title transferred free and clear to IFR for a nominal payment of $1.

2.   IFR AGREES TO:

                                      Shrimp Farming/Process. Agreement - Page 1

Integrated Food Resources, Inc./ Rep. of Guinea
& Agence Autonome d'Assistance Integree aux Entreprises

2.1. purchase and manage (with assistance from its partners-F.E.S. Inc.), the Sakoba Shrimp farm. Its final valuation shall be based on a facilities survey, cash flow analysis and audit. IFR will bring in production, engineering and biological expertise to "turn around" the profitability of the Sakoba operation. Currently the Sakoba operation consists of:

          -    2,000 ton cold storage plant,
          -    one 200 million egg hatching production unit,
          -    one 450 hectare farm, and
          -    one approved technical feasibility study.

          It is estimated that the following capital investments will need to be made to conclude these projects:

                                           Est. Capital     Work. Cap.
                                           ------------     ----------
          Sakoba prawn farm                 $40,000,000     $5,000,000
          Ten mini prawn farms              $50,000,000    $12,000,000
                                            -----------    -----------
                                            $90,000,000    $17,000,000
                                            -----------    -----------
                                            -----------    -----------

2.2. Based on these estimates, IFR will enter into agreements with its partners and lenders to capitalize these projects. Agence may be called upon to issue certain unconditional guarantees in support of this project funding. Agence is willing to undertake to issue such guarantees at the appropriate time if needed. It is understood that the amounts raised may be a function of the assets that are placed into IFR. It is also understood that the reception of the value of these assets by the investment community is not yet known.

          The tentative action plan for these projects are as follows:

          Finalize agreement with IFR/Agence                March 30, 1998
          Finalize financing documents                      April 15, 1998
          Commence finance models                           April 30, 1998
          Commence executive summary for prawn projects     April 30, 1998
          Finish financial models                           May 15, 1998
          Finish executive summaries for prawn operation    May 15, 1998
          Conclude property exchange                        May 30, 1998

          It is understood that information requested by IFR to prepare such summaries may be extensive. Accordingly, the Republic of Guinea agrees to make every effort to expedite any requests for information that will be used in these projects. It is also understood that the ability to finance the enumerated projects is a function of the value of assets.

3. This agreement shall be interpreted under the laws of the Republic of Guinea. Any claims or controversy arising out of or related to this Agreement, or breach thereof shall be settled wherever possible by arbitration.

4. This Agreement constitutes the entire agreement between the parties pertaining to the subjects contained herein, and supersedes all prior and contemporaneous agreements, representations, warranties and understanding of the parties. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all parties hereto. No waiver of any of the provisions of this agreement shall be deemed, or shall constitute any waiver of any other provision, whether similar or not similar, nor shall any waiver constitute a continuing waiver.

3. The parties have signed this Agreement as of the date and year first above written





     /s/ Alain de la Motte               /s/ El Hadj Abdourahmane Bah
     ----------------------------------  --------------------------------------
     Alain de la Motte                   El Hadj Abdourahmane Bah
     Chairman of the Board, CEO          President Directeur General
     Integrated Food Resources, Inc.     Agence Autonome d'Assistance Integree
                                         aux Enterprises, Republic of Guinea


 --------------------------------------
|           OFFICIAL SEAL              |
|           ORRIE H. OLSON             |
|       NOTARY PUBLIC - OREGON         |
|       COMMISSION NO. 047443          |
| MY COMMISSION EXPIRES SEPT. 26, 1999 |
 --------------------------------------

        /s/ Orrie H. Olson
                            4-15-98

                           PROJECT DEVELOPMENT AGREEMENT

Project Development Agreement made this 15th day of April, 1998 by and between, l'Agence Autonome d'Assistance Integree aux Enterprises (hereinafter referred to as "Agence,") an official agency of the Government of Guinea and Integrated Food Resources, Inc., a Nevada Corporation (hereinafter referred to as IFR).

- Whereas Agence desires to promote projects dedicated to establishing the economic self sufficiency of the Republic of Guinea;

- Whereas, the Republic of Guinea is dedicated to environmentally responsible economic expansion and stability;

- Whereas, the Republic of Guinea desires the improvement of the economic standards of its country and its people;

- Whereas, Integrated Food Resources, Inc., a Nevada Corporation (hereinafter referred to as IFR), has as its primary interest, the desire to assist the Republic of Guinea and its people in accomplishing these objectives;

- Whereas, IFR and Agence have and will continue to operate under the guidance of the national economic policies of the Republic of Guinea and established protocols, agreements and documents established between the parties covering fish resources, fish processing and canning,

- Whereas, IFR will assist in raising capital to support projects to be enumerated herein;

- Whereas, discussions and activities have progressed to the stage that both parties are ready to solidify their mutual intent; it is hereby agreed as follows:

1    AGENCE AGREES TO:

1.1. Deed to IFR of 10,000 hectares of land designated for establishing a pineapple cultivation and harvesting operation.

1.2. Deed to IFR such properties as may be mutually agreeable for the cultivation of mangoes, coffee, cashews, and/or other economically favorable projects.

2.   IFR AGREES TO:

2.1. With its partners arrange financing, develop, and build fruit cannery meeting the latest international health standards. The land will be donated by the

                                                    Pineapple Agreement - Page 1

Integrated Food Resources, Inc./ Rep. of Guinea
& Agence Autonome d'Assistance Integree aux Entreprises government and title transferred free and clear for a nominal payment of $1. The plant will be owned and operated by IFR and/or its partners.

2.2. With its partners arrange financing, develop, and build a fruit juice concentrate production facility to support USA and European market demand.

2.3. Investigate the feasibility of establishing other fruit processing export facilities such as guavas, mangoes, oranges and bananas.

          It is estimated that the following capital investments will need to be made to conclude these projects:

          Recommended Projects             Est. Capital     Working Capital
                                           ------------     ---------------
          Pineapple fields, ponds            $8,000,000          $4,000,000
          Pineapple cannery                 $12,000,000          $6,000,000
          Other fruits                      $20,000,000          $10,000,00
                                            -----------         -----------
                                            $40,000,000         $20,000,000


2.4. Based on these estimates, IFR will enter into agreements with its partners and lenders to capitalize these projects. Agence may be called upon to issue certain unconditional guarantees in support of this project funding. Agence is willing to undertake to issue such guarantees at the appropriate time if needed. It is understood that the amounts raised may be a function of the assets that are placed into IFR It is also understood that the reception of the value of these assets by the investment community is not yet known.

          The tentative action plan for these projects is as follows:

          Finalize agreement with IFR/Agence                     March 30, 1998
          Finalize financing documents                           April 15, 1998
          Commence finance models                                April 30, 1998
          Commence executive summary for pineapple projects      May 30, 1998
          Finish financial models                                June 15, 1998
          Finish executive summaries for pineapple operation     July 15, 1998
          Conclude property exchange                             July 30, 1998
          Begin other fruit feasibility studies                  July 30, 1998

          It is understood that information requested by IFR to prepare such summaries may be extensive. Accordingly, the Republic of Guinea agrees to make every effort to expedite any requests for information that will be used in these projects. It is also understood that the ability to finance the enumerated projects is a function of the value of assets.

3. This agreement shall be interpreted under the laws of the Republic of Guinea. Any claims or controversy arising out of or related to this Agreement, or breach thereof shall be settled wherever possible by arbitration.

4. This Agreement constitutes the entire agreement between the parties pertaining to the subjects contained herein, and supersedes all prior and contemporaneous agreements, representations, warranties and understanding of the parties. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all parties hereto. No waiver of any of the provisions of this agreement shall be deemed, or shall constitute any waiver of any other provision, whether similar or not similar, nor shall any waiver constitute a continuing waiver.

5. The parties have signed this Agreement as of the date and year first above written.




     /s/ Alain de la Motte               /s/ El Hadj Abdourahmane Bah
     ----------------------------------  --------------------------------------
     Alain de la Motte                   El Hadj Abdourahmane Bah
     Chairman of the Board, CEO          President Directeur General
     Integrated Food Resources, Inc.     Agence Autonome d'Assistance Integree
                                         aux Enterprises, Republic of Guinea


 --------------------------------------
|           OFFICIAL SEAL              |
|           ORRIE H. OLSON             |
|       NOTARY PUBLIC - OREGON         |
|       COMMISSION NO. 047443          |
| MY COMMISSION EXPIRES SEPT. 26, 1999 |
 --------------------------------------

        /s/ Orrie H. Olson
                            4-15-98

                       RELEASE AND INDEMNIFICATION AGREEMENT

AGREEMENT made this 15th day of April, 1998, by and between Integrated Food Resources, Inc., a corporation organized and existing under the laws of the State of Nevada, U.S.A. ("IFR") and Agence Autonome d'Assistance Integree aux Enterprises ("AAAIE"), an agency of the Government of the Republic of Guinea.

IN CONSIDERATION of the mutual promises contained herein and other valuable consideration, the parties hereby agree as follows:

     1. RELEASE OF CLAIMS. IFR hereby release and forever discharges AAAIE and its principals, agents, representatives, employees, executors, administrators, successors, and assigns from all claims and demands, rights, and causes of action of any kind IFR now has or hereafter may have on account of or in any way arising out of the Agreement entered into by and between IFR and AAAIE of even date hereof, a copy of which is attached hereto, and into which terms these terms are duly incorporated as if set forth therein, or from claims resulting from guarantees issued or to be issued in favor of IFR or third parties regarding a $400 million financing package for project funding in the Republic of Guinea.

     2. INDEMNIFICATION. IFR hereby covenants to indemnify and hold harmless AAAIE and its principals, agents, representatives, employees, executors, administrators, successors, and assigns of and from all and any liability including that arising from all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims, and demands whatsoever, in law, in admiralty, or in equity, that against AAAIE the said IFR ever had, now has, or that its officers, directors, shareholders, employees, agents, representatives, assigns, executors, or administrators, hereafter can, shall, or may have for, upon, or by reason of, from or arising out of the Agreement entered into by and between IFR and AAAIE of even date hereof, a copy of which is attached hereto, and into which terms these terms are duly incorporated as if set forth therein.

     3. BINDING EFFECT. This Agreement and all of the terms, covenants and conditions herein contained, shall be binding upon and inure to the benefit of the parties hereto and their respective principals, officers, directors, shareholders, agents, successors, heirs, executors, administrators, and assigns.

     4. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the matters referred to herein and no prior to contemporaneous agreement or understanding shall be effective for any purpose.

     5. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, IFR and AAAIE each have caused this Agreement to be executed by a duly authorized representative as of the date and year first above written.

-------------------------------------------------------------------------------
Integrated Food Resources, Inc.         Agence Autonome d'Assistance Integree
                                             aux Enterprises



By:  /s/ Alain L. de la Motte           By: /s/ El Hadj Abdourahmane Bah
   ----------------------------            ------------------------------
Name:  Alain L. de la Motte             Name: El Hadj Abdourahmane Bah
     --------------------------             ------------------------------

Title: Chairman/CEO.                    Title: [ILLEGIBLE]
       ------------------------               ----------------------------
-------------------------------------------------------------------------------


[NOTARY ACKNOWLEDGMENT]




 --------------------------------------
|           OFFICIAL SEAL              |
|           ORRIE H. OLSON             |
|       NOTARY PUBLIC - OREGON         |
|       COMMISSION NO. 047443          |
| MY COMMISSION EXPIRES SEPT. 26, 1999 |
 --------------------------------------

        /s/ Orrie H. Olson
                            4-15-98